EXHIBIT 99.1
A10 Networks Reports In-line Financial Results for the First Quarter of 2024

Company Delivers Revenue Growth YoY and Expands Earnings Per Share

SAN JOSE, Calif., April 30, 2024 -- A10 Networks, Inc. (NYSE: ATEN), a leading provider of cybersecurity and infrastructure solutions, today announced financial results for its first quarter ended March 31, 2024.

First Quarter 2024 Financial Summary

•Revenue of $60.7 million, in-line with expectations and up 5.2% year-over-year.

•GAAP gross margin of 81.1%; non-GAAP gross margin of 81.9% as a result of continued focus on operational execution of business model goals in spite of near-term volatility in the market.

•GAAP net income of $9.7 million (16.0% of revenue), or $0.13 per diluted share, compared to net income of $4.0 million (6.9% of revenue) or $0.05 per diluted share in the first quarter of 2023.

•Non-GAAP net income of $12.7 million (21.0% of revenue), or $0.17 per diluted share (non-GAAP EPS) compared to non-GAAP net income of $9.9 million (17.2% of revenue) or $0.13 per diluted share in the first quarter of 2023.

•The Company returned $7.5 million to investors, having repurchased 230,500 shares at an average price of $13.19 for a total of $3.0 million and having paid $4.5 million in cash dividends in the quarter.

•The Board of Directors approved a quarterly cash dividend of $0.06 per share, payable June 3, 2024 to stockholders of record at the close of business on May 15, 2024.

A reconciliation between GAAP and non-GAAP information is contained in the financial statements below.

“A10 continued to successfully navigate market volatility, as our diversification enabled us to address near-term Service Provider fluctuations, delivering solid first quarter results in-line with expectations,” said Dhrupad Trivedi, President and Chief Executive Officer of A10 Networks. “Our service provider customers are committed to improving network throughput and security, and A10’s solutions are designed into long-term initiatives that help them achieve their mission critical goals. When investments are made, we benefit, as we did in this quarter. The economic environment remains somewhat unpredictable and the first quarter represents an encouraging data point.”

“Recent and ongoing investments to better position A10 to target the evolving needs of the enterprise market are beginning to show results,” continued Trivedi. “Deferred revenue grew faster in Q1 than overall revenue, representative of the buying behavior of the enterprise customer base. We believe enterprise revenue will continue to grow throughout the year based on active pipeline and customer engagements. Security solutions continue to be in demand, and security solutions were 61% of A10’s consolidated revenue, in line with our long-term strategic goal. Simultaneously, we have continued to invest in R&D to address the evolving needs of our customers including AI solutions.”

“A10’s focus on diversification, both in terms of customer type and region, continues to provide a durable foundation as we navigate this period of volatility,” concluded Trivedi. “Our business model enables us to maintain solid profitability, even while we increase R&D investments to drive future growth, allowing us to continue to return capital to shareholders.”

Conference Call
Management will host a call at 1:30 p.m. Pacific time (4:30 p.m. Eastern time) today, April 30, 2024, to discuss these results. Interested parties may access the conference call by dialing (833) 470-1428 (toll-free) or (404) 975-4839 and referencing access code: 948155.

A live audio webcast of the conference call will be accessible from the “Investor Relations” section of A10 Network’s website at investors.a10networks.com. The webcast will be archived for at least 90 days. A telephonic replay of the conference call will be available two hours after the conclusion of the live call and will run for 14 days and may be accessed by dialing (866) 813-9403 (toll-free) or (929) 458-6194 and entering the passcode 824974.

Forward-Looking Statements
This press release contains “forward-looking statements,” including statements regarding our quarterly dividend payments and stock repurchase program, strategy, growth, customer opportunities, profitability, revenue and expectations for 2024, market trends, investments and return of capital. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements.

Factors that may cause actual results to differ include any unforeseen need for capital which may require us to divert funds we may have otherwise used for the dividend program or stock repurchase program, which may in turn negatively impact our ability to administer the quarterly dividends or the repurchase of our common stock; a significant decline in global macroeconomic or political conditions that have an adverse impact on our business and financial results; business interruptions related to our supply chain; our ability to manage our business and expenses if customers cancel or delay orders; execution risks related to closing key deals and improving our execution; the continued market adoption of our products; our ability to successfully anticipate market needs and opportunities; our timely development of new products and features; our ability to achieve or maintain profitability; any loss or delay of expected purchases by our largest end-customers; our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends; our ability to attract and retain new end-customers and our largest end-consumers; our ability to maintain and enhance our brand and reputation; changes demanded by our customers in the deployment and payment model for our products; continued growth in markets relating to network security; the success of any future acquisitions or investments in complementary companies, products, services or technologies; the ability of our sales team to execute well; our ability to shorten our close cycles; the ability of our channel partners to sell our products; variations in product mix or geographic locations of our sales; risks associated with our presence in international markets; weaknesses or deficiencies in our internal control over financial reporting; our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934; and other risks that are described in “Risk Factors” in our periodic filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Commission on February 29, 2024. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we refer to certain non-GAAP financial measures, including non-GAAP net income, non-GAAP net income per basic and diluted share (or non-GAAP EPS), non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP operating expenses, Adjusted EBITDA and Adjusted EBITDA margin. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance and are used by the company's management for that purpose.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

We define non-GAAP net income as our GAAP net income excluding: (i) stock-based compensation and related payroll tax, (ii) restructuring expense, (iii) cyber incident remediation expense and (iv) income tax effect of non-GAAP items (i) to (iii) listed above. We define non-GAAP net income per basic and diluted share as our non-GAAP net income divided by our basic and diluted weighted-average shares outstanding. We define non-GAAP gross profit as our GAAP gross profit excluding (i) stock-based compensation and related payroll tax, (ii) restructuring expense and (iii) cyber incident remediation expense. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating income as our GAAP income from operations excluding (i) stock-based compensation and related payroll tax, (ii) restructuring expense and (iii) cyber incident remediation expense. We define non-GAAP operating margin as our non-GAAP operating income divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation and related payroll tax, (ii) restructuring expense and (iii) cyber incident remediation expense. We define Adjusted EBITDA as our GAAP net income excluding (i) interest and other (income) expense, net, (ii) depreciation and amortization expense, (iii) provision for income taxes, (iv) stock-based compensation and related payroll tax, (v) restructuring expense and (vi) cyber incident remediation expense. We define Adjusted EBITDA margin as our Adjusted EBITDA divided by our GAAP revenue.

Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results.

About A10 Networks
A10 Networks (NYSE: ATEN) provides security and infrastructure solutions for on-premises, hybrid cloud, and edge-cloud environments. Our 7000+ customers span global large enterprises and communications, cloud and web service providers who must ensure business-critical applications and networks are secure, available, and efficient. Founded in 2004, A10 Networks is based in San Jose, Calif. and serves customers globally. For more information, visit A10networks.com and follow us at A10Networks.

The A10 logo and A10 Networks are trademarks or registered trademarks of A10 Networks, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Investor Contact:
Rob Fink / Tom Baumann
FNK IR
646.809.4048 / 646.349.6641
aten@fnkir.com

Brian Becker
Chief Financial Officer
investors@a10networks.com

Source: A10 Networks, Inc.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts, on a GAAP Basis)

	Three Months Ended March 31,
	2024	2023
Net revenue:
Products	$30,069	$31,182
Services	30,606	26,509
Total net revenue	60,675	57,691
Cost of net revenue:
Products	6,799	6,083
Services	4,645	4,133
Total cost of net revenue	11,444	10,216
Gross profit	49,231	47,475
Operating expenses:
Sales and marketing	21,214	22,334
Research and development	14,063	11,665
General and administrative	6,741	7,309
Total operating expenses	42,018	41,308
Income from operations	7,213	6,167
Non-operating income (expense), net:
Interest income	1,681	973
Other income (expense), net	2,326	(2,218)
Non-operating income (expense), net	4,007	(1,245)
Income before provision for income taxes	11,220	4,922
Provision for income taxes	1,494	964
Net income	$9,726	$3,958
Net income per share:
Basic	$0.13	$0.05
Diluted	$0.13	$0.05
Weighted-average shares used in computing net income per share:
Basic	74,451	74,001
Diluted	75,318	75,541

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME
(unaudited, in thousands, except per share amounts)

	Three Months Ended March 31,
	2024	2023

GAAP net income	$9,726	$3,958
Non-GAAP items:
Stock-based compensation and related payroll tax	3,989	3,970
Restructuring expense	—	1,861
Cyber incident remediation expense	—	1,353
Income tax-effect of non-GAAP items	(970)	(1,215)
Total non-GAAP items	3,019	5,969
Non-GAAP net income	$12,745	$9,927

GAAP net income per share:
Basic	$0.13	$0.05
Diluted	$0.13	$0.05
Non-GAAP items:
Stock-based compensation and related payroll tax	0.05	0.05
Restructuring expense	—	0.03
Cyber incident remediation expense	—	0.02
Income tax-effect of non-GAAP items	(0.01)	(0.02)
Total non-GAAP items	0.04	0.08

Non-GAAP net income per share:
Basic	$0.17	$0.13
Diluted	$0.17	$0.13
Weighted average shares used in computing net income per share:
Basic	74,451	74,001
Diluted	75,318	75,541

Net income and earnings per share excluding adjustments are non-GAAP financial measures presented as supplemental financial measures to enable a user of the financial information to understand the impact of these adjustments on reported results. These financial measures should not be considered an alternative to net income, operating income, cash flows provided by operating activities, or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our adjusted net income and earnings per share may not be comparable to similarly titled measures of another company because companies may not all calculate adjusted net income and earnings per share in the same manner.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except par value, on a GAAP Basis)

	March 31, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$122,909	$97,244
Marketable securities	59,163	62,056
Accounts receivable, net of allowances of $1,181 and $405, respectively	55,906	74,307
Inventory	24,895	23,522
Prepaid expenses and other current assets	13,225	14,695
Total current assets	276,098	271,824
Property and equipment, net	30,254	29,876
Goodwill	1,307	1,307
Deferred tax assets, net	62,323	62,725
Other non-current assets	25,676	24,077
Total assets	$395,658	$389,809
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,049	$7,024
Accrued liabilities	24,466	21,388
Deferred revenue	83,345	82,657
Total current liabilities	112,860	111,069
Deferred revenue, non-current	57,561	58,677
Other non-current liabilities	10,928	12,187
Total liabilities	181,349	181,933

Stockholders' equity:
Common stock, $0.00001 par value: 500,000 shares authorized; 89,309 and 89,003 shares issued and 74,434 and 74,359 shares outstanding, respectively	1	1
Treasury stock, at cost: 14,875 and 14,644 shares, respectively	(153,948)	(150,909)
Additional paid-in-capital	491,164	486,958
Dividends paid	(42,091)	(37,619)
Accumulated other comprehensive income (loss)	(59)	(71)
Accumulated deficit	(80,758)	(90,484)
Total stockholders' equity	214,309	207,876
Total liabilities and stockholders' equity	$395,658	$389,809

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands, on a GAAP Basis)

	Three Months Ended March 31,
	2024	2023
Cash flows from operating activities:
Net income	$9,726	$3,958
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	2,692	2,106
Stock-based compensation	3,839	3,742
Other non-cash items	456	(169)
Changes in operating assets and liabilities:
Accounts receivable	17,684	5,687
Inventory	(2,187)	(1,522)
Prepaid expenses and other assets	1,549	1,519
Accounts payable	(2,707)	(676)
Accrued liabilities	1,820	(16,997)
Deferred revenue	(428)	1,506
Net cash provided by (used in) operating activities	32,444	(846)
Cash flows from investing activities:
Proceeds from sales of marketable securities	4,391	—
Proceeds from maturities of marketable securities	39,899	29,263
Purchases of marketable securities	(40,722)	(21,221)
Capital expenditures	(2,925)	(2,675)
Net cash provided by investing activities	643	5,367
Cash flows from financing activities:
Proceeds from issuance of common stock under employee equity incentive plans	89	473
Repurchase of common stock	(3,039)	—
Payments for dividends	(4,472)	(4,446)
Net cash used in financing activities	(7,422)	(3,973)
Net increase in cash and cash equivalents	25,665	548
Cash and cash equivalents—beginning of period	97,244	67,971
Cash and cash equivalents—end of period	$122,909	$68,519

Non-cash investing and financing activities:
Transfers between inventory and property and equipment	$813	$824
Purchases of property and equipment included in accounts payable	$732	$142

A10 NETWORKS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT
(unaudited, in thousands, except percentages)

	Three Months Ended March 31,
	2024	2023

GAAP gross profit	$49,231	$47,475
GAAP gross margin	81.1%	82.3%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	471	444
Restructuring expense	—	42
Cyber incident remediation expense	—	3
Non-GAAP gross profit	$49,702	$47,964
Non-GAAP gross margin	81.9%	83.1%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP TOTAL OPERATING EXPENSES
TO NON-GAAP TOTAL OPERATING EXPENSES
(unaudited, in thousands)

	Three Months Ended March 31,
	2024	2023

GAAP total operating expenses	$42,018	$41,308

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	(3,518)	(3,526)
Restructuring expense	—	(1,819)
Cyber incident remediation expense	—	(1,350)
Non-GAAP total operating expenses	$38,500	$34,613

A10 NETWORKS, INC.
RECONCILIATION OF GAAP INCOME FROM OPERATIONS
TO NON-GAAP OPERATING INCOME
(unaudited, in thousands, except percentages)

	Three Months Ended March 31,
	2024	2023

GAAP income from operations	$7,213	$6,167
GAAP operating margin	11.9%	10.7%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	3,989	3,970
Restructuring expense	—	1,861
Cyber incident remediation expense	—	1,353
Non-GAAP operating income	$11,202	$13,351
Non-GAAP operating margin	18.5%	23.1%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO
EBITDA AND ADJUSTED EBITDA (NON-GAAP)
(unaudited, in thousands, except percentages)

	Three Months Ended March 31,
	2024	2023

GAAP net income	$9,726	$3,958
GAAP net income margin	16.0%	6.9%

Exclude: Interest and other (income) expense, net	(4,007)	1,245
Exclude: Depreciation and amortization	2,692	2,106
Exclude: Provision for income taxes	1,494	964
EBITDA	9,905	8,273
Exclude: Stock-based compensation and related payroll tax	3,989	3,970
Exclude: Restructuring expense	—	1,861
Exclude: Cyber incident remediation expense	—	1,353
Adjusted EBITDA	$13,894	$15,457
Adjusted EBITDA margin	22.9%	26.8%